SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 21, 2009
OTTER TAIL CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	0-00368	41-0462685
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

215 South Cascade Street, P.O. Box 496, Fergus Falls, MN	56538-0496
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (866) 410-8780
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statement and Exhibits
Signature
EXHIBIT INDEX
EX-4.1
EX-4.2

Item 1.01 Entry into a Material Definitive Agreement
Amendment to Varistar Credit Agreement
     On April 21, 2009 Varistar Corporation (“Varistar”), a wholly-owned subsidiary of Otter Tail Corporation (the “Company”), entered into a First Amendment to Credit Agreement (the “Varistar Amendment”) among Varistar, the Banks party thereto and U.S. Bank National Association, as Agent for the Banks. The Varistar Amendment amends the Amended and Restated Credit Agreement, dated as of December 23, 2008 (the “Varistar Credit Agreement”), among Varistar, the Banks named therein, U.S. Bank National Association, as Agent and as Lead Arranger, and Bank of America, N.A., Keybank National Association, and Wells Fargo Bank, National Association, as Co-Documentation Agents. The Varistar Amendment includes amendments to the provisions of the Varistar Credit Agreement relating to the Employee Retirement Income Security Act (“ERISA”) and certain other amendments which are not singificant. The Varistar Credit Agreement provides for an unsecured revolving credit facility that Varistar can draw on to support its operations. The Varistar Credit Agreement is described in and filed as an exhibit to the Company’s Form 8-K filed with the Securities and Exchange Commission (“SEC”) on December 30, 2008.
     The summary in this Item 1.01 of the material terms of the Varistar Amendment is qualified in its entirety by reference to the full text of the Varistar Amendment, a copy of which is filed as Exhibit 4.1 hereto and incorporated herein by reference.
Amendment to Otter Tail Power Company Credit Agreement
     On April 21, 2009 the Company, dba Otter Tail Power Company (“OTPC”) entered into a First Amendment to Credit Agreement (the “OTPC Amendment”) among OTPC, the Banks party thereto and U.S. Bank National Association, as agent for the Banks (the “OTPC Agent”). The OTPC Amendment amends the Credit Agreement, dated as of July 30, 2008 (the “OTPC Credit Agreement”), among OTPC, the Banks named therein, Bank of America, N.A., as Syndication Agent, and the OTPC Agent. The OTPC Amendment includes amendments to the provisions of the OTPC Credit Agreement relating to ERISA and certain other amendments made for consistency with the Varistar Credit Agreement as amended by the Varistar Amendment.
     The OTPC Credit Agreement provides for an unsecured revolving credit facility that OTPC can draw on to support its electric operations. The OTPC Credit Agreement is described in and filed as an exhibit to the Company’s Form 8-K filed with the SEC on August 1, 2008.
     The summary in this Item 1.01 of the material terms of the OTPC Amendment is qualified in its entirety by reference to the full text of the OTPC Amendment, a copy of which is filed as Exhibit 4.2 hereto and incorporated herein by reference.

Other Relationships
     U.S. Bank National Association, Bank of America, N.A., Wells Fargo Bank, National Association and JPMorgan Chase Bank, N.A. are parties to the Varistar Credit Agreement and are also parties to the OTPC Credit Agreement. In addition, certain of the banks party to the Varistar Credit Agreement and the OTPC Credit Agreement and their affiliates have, from time to time, engaged and in the future may engage in various financial advisory and investment banking transactions with, and provide services to, the Company or its subsidiaries in the ordinary course of business for which they received or will receive customary fees and expenses.
Item 9.01 Financial Statement and Exhibits
     (d) Exhibits
4.1	First Amendment to Credit Agreement dated as of April 21, 2009, among Varistar Corporation, the Banks party thereto and U.S. Bank National Association, as agent for the Banks (the “Agent”), amending the Amended and Restated Credit Agreement dated as of December 23, 2008, among Varistar Corporation, the Banks named therein, U.S. Bank National Association, as Agent and as Lead Arranger, and Bank of America, N.A., Keybank National Association, and Wells Fargo Bank, National Association, as Co-Documentation Agents.

4.2	First Amendment to Credit Agreement dated as of April 21, 2009, among Otter Tail Corporation, dba Otter Tail Power Company (“OTPC”), the Banks party thereto and U.S. Bank National Association, as agent for the Banks (the “OTPC Agent”), amending the Credit Agreement dated as of July 30, 2008, among OTPC, the Banks named therein, Bank of America, N.A., as Syndication Agent, and the OTPC Agent.

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OTTER TAIL CORPORATION
Date: April 24, 2009	By	/s/ Kevin G. Moug
Kevin G. Moug
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description of Exhibit
4.1	First Amendment to Credit Agreement dated as of April 21, 2009, among Varistar Corporation, the Banks party thereto and U.S. Bank National Association, as agent for the Banks (the “Agent”), amending the Amended and Restated Credit Agreement dated as of December 23, 2008, among Varistar Corporation, the Banks named therein, U.S. Bank National Association, as Agent and as Lead Arranger, and Bank of America, N.A., Keybank National Association, and Wells Fargo Bank, National Association, as Co-Documentation Agents.

4.2	First Amendment to Credit Agreement dated as of April 21, 2009, among Otter Tail Corporation, dba Otter Tail Power Company (“OTPC”), the Banks party thereto and U.S. Bank National Association, as agent for the Banks (the “OTPC Agent”), amending the Credit Agreement dated as of July 30, 2008, among OTPC, the Banks named therein, Bank of America, N.A., as Syndication Agent, and the OTPC Agent.

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